Exhibit 10.3

                          AMENDMENT NO. 1 TO AGREEMENT

     THIS AMENDMENT NO. 1 (this "Amendment") is made as of June 10, 1997, and amends that certain Agreement dated as of November 22, 1995 (the "Agreement") by and between Covenant Bank (formerly Covenant Bank for Savings) (the "Company") and Kenneth R. Mancini (the "Employee").

     For good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby amend the Agreement as follows:

          1. Covenant Bancorp, Inc. (the "Parent") hereby joins in and agrees that it shall be liable, jointly and severally with the Company, for all obligations of the Company under the Agreement. The parties hereto hereby agree that the events with respect to the Company which constitute a "Change in Control" or a "Potential Change in Control" shall also constitute a Change in Control or Potential Change in Control, respectively, when they occur with respect to the Parent.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the day and year first above written.

EMPLOYEE:                          COVENANT BANK


/s/ Kenneth R. Mancini             By:  /s/ Charles E. Sessa, Jr.
----------------------------            --------------------------------
KENNETH R. MANCINI                       Name:  Charles E. Sessa, Jr.
                                         Title: President


                                   COVENANT BANCORP, INC.


                                   By:  /s/ Charles E. Sessa, Jr.
                                        --------------------------------
                                         Name:  Charles E. Sessa, Jr.
                                         Title: President



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